2021 SECOND QUARTER Conference Call 877-240-5772 | ID – EastGroup July 28, 2021 11:00 a.m. Eastern Time webcast available at EastGroup.net Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net June 30, 2021

Page 2 of 24 Table of Contents Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows.................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2021 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic, including as a result of any COVID-19 variants or as affected by the rate and efficacy of COVID-19 vaccines, and any related orders or other formal recommendations for social distancing on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2021, whether as a result of new information, future events or otherwise.

Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) June 30, 2021 December 31, 2020 ASSETS Real estate properties 3,336,219$ 3,159,497 Development and value-add properties 320,005 359,588 3,656,224 3,519,085 Less accumulated depreciation (1,004,428) (955,328) 2,651,796 2,563,757 Unconsolidated investment 7,353 7,446 Cash 38,565 21 Other assets 157,908 149,579 TOTAL ASSETS 2,855,622$ 2,720,803 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (2,437)$ 124,194 Unsecured debt, net of debt issuance costs 1,282,438 1,107,708 Secured debt, net of debt issuance costs 36,128 78,993 Accounts payable and accrued expenses 101,912 69,573 Other liabilities 64,250 69,817 Total Liabilities 1,482,291 1,450,285 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 40,396,180 shares issued and outstanding at June 30, 2021 and 39,676,828 at December 31, 2020 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,714,661 1,610,053 Distributions in excess of earnings (338,423) (329,667) Accumulated other comprehensive loss (3,801) (10,752) Total Stockholders' Equity 1,372,441 1,269,638 Noncontrolling interest in joint ventures 890 880 Total Equity 1,373,331 1,270,518 TOTAL LIABILITIES AND EQUITY 2,855,622$ 2,720,803

Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2021 2020 2021 2020 REVENUES Income from real estate operations 99,562$ 89,500 197,479 178,077 Other revenue 13 215 27 266 99,575 89,715 197,506 178,343 EXPENSES Expenses from real estate operations 28,057 25,351 55,877 51,180 Depreciation and amortization 31,349 28,570 61,662 56,462 General and administrative 4,486 4,025 8,522 7,306 Indirect leasing costs 134 166 464 274 64,026 58,112 126,525 115,222 OTHER INCOME (EXPENSE) Interest expense (8,181) (8,346) (16,457) (16,803) Other 210 230 411 467 NET INCOME 27,578 23,487 54,935 46,785 Net income attributable to noncontrolling interest in joint ventures (20) (3) (38) (4) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 27,558 23,484 54,897 46,781 Other comprehensive income (loss) - interest rate swaps (1,263) (1,824) 6,951 (17,614) TOTAL COMPREHENSIVE INCOME 26,295$ 21,660 61,848 29,167 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 1.38 1.20 Weighted average shares outstanding 40,068 39,007 39,871 38,945 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 1.37 1.20 Weighted average shares outstanding 40,165 39,077 39,965 39,019 Six Months Ended June 30,June 30, Three Months Ended

Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2021 2020 2021 2020 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 27,558$ 23,484 54,897 46,781 Depreciation and amortization 31,349 28,570 61,662 56,462 Company's share of depreciation from unconsolidated investment 34 34 68 69 Depreciation and amortization from noncontrolling interest - (37) - (79) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 58,941 52,051 116,627 103,233 Gain on casualties and involuntary conversion - (161) - (161) FFO EXCLUDING GAIN ON CASUALTIES AND INVOLUNTARY CONVERSION 58,941$ 51,890 116,627 103,072 NET INCOME 27,578$ 23,487 54,935 46,785 Interest expense (1) 8,181 8,346 16,457 16,803 Depreciation and amortization 31,349 28,570 61,662 56,462 Company's share of depreciation from unconsolidated investment 34 34 68 69 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 67,142 60,437 133,122 120,119 Gain on sales of real estate investments and non-operating real estate - - - - EBITDA FOR REAL ESTATE ("EBITDAre") 67,142$ 60,437 133,122 120,119 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 1.37 1.20 FFO attributable to common stockholders 1.47$ 1.33 2.92 2.65 FFO Excluding Gain on Casualties and Involuntary Conversion attributable to common stockholders 1.47$ 1.33 2.92 2.64 Weighted average shares outstanding for EPS and FFO purposes 40,165 39,077 39,965 39,019 June 30, (1) Net of capitalized interest of $2,157 and $2,623 for the three months ended June 30, 2021 and 2020, respectively; and $4,394 and $5,184 for the six months ended June 30, 2021 and 2020, respectively. Three Months Ended June 30, Six Months Ended

Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2021 2020 2021 2020 NET INCOME 27,578$ 23,487 54,935 46,785 Interest income (3) (21) (4) (50) Other revenue (13) (215) (27) (266) Indirect leasing costs 134 166 464 274 Depreciation and amortization 31,349 28,570 61,662 56,462 Company's share of depreciation from unconsolidated investment 34 34 68 69 Interest expense (1) 8,181 8,346 16,457 16,803 General and administrative expense (2) 4,486 4,025 8,522 7,306 Noncontrolling interest in PNOI of consolidated joint ventures (16) (41) (31) (84) PROPERTY NET OPERATING INCOME ("PNOI") 71,730 64,351 142,046 127,299 PNOI from 2020 and 2021 acquisitions (772) (130) (1,456) (171) PNOI from 2020 and 2021 development and value-add properties (6,249) (2,832) (11,317) (4,843) PNOI from 2020 operating property dispositions - (310) - (544) Other PNOI 42 57 101 104 SAME PNOI (Straight-Line Basis) 64,751 61,136 129,374 121,845 Net lease termination fee income from same properties (18) (25) (594) (469) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 64,733 61,111 128,780 121,376 Straight-line rent adjustments for same properties (477) (147) (1,268) (468) Acquired leases — market rent adjustment amortization for same properties (237) (363) (425) (735) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 64,019$ 60,601 127,087 120,173 Six Months Ended June 30, June 30, (1) Net of capitalized interest of $2,157 and $2,623 for the three months ended June 30, 2021 and 2020, respectively; and $4,394 and $5,184 for the six months ended June 30, 2021 and 2020, respectively. (2) Net of capitalized development costs of $1,591 and $1,761 for the three months ended June 30, 2021 and 2020, respectively; and $3,280 and $3,605 for the six months ended June 30, 2021 and 2020, respectively. Three Months Ended

Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2021 2020 OPERATING ACTIVITIES Net income 54,935$ 46,785 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 61,662 56,462 Stock-based compensation expense 4,011 3,421 Gain on casualties and involuntary conversion on real estate assets - (161) Changes in operating assets and liabilities: Accrued income and other assets (3,430) 570 Accounts payable, accrued expenses and prepaid rent 19,783 8,460 Other 714 1,145 NET CASH PROVIDED BY OPERATING ACTIVITIES 137,675 116,682 INVESTING ACTIVITIES Development and value-add properties (111,378) (104,863) Purchases of real estate (9,177) (6,231) Real estate improvements (18,094) (18,167) Leasing commissions (16,813) (8,075) Proceeds from casualties and involuntary conversion on real estate assets - 242 Repayments on mortgage loans receivable - 14 Changes in accrued development costs 13,126 (181) Changes in other assets and other liabilities 526 (9,400) NET CASH USED IN INVESTING ACTIVITIES (141,810) (146,661) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 195,137 318,115 Repayments on unsecured bank credit facilities (320,137) (363,787) Proceeds from unsecured debt 175,000 100,000 Repayments on secured debt (42,924) (4,465) Debt issuance costs (2,475) (584) Distributions paid to stockholders (not including dividends accrued) (63,403) (59,157) Proceeds from common stock offerings 105,745 44,381 Other (4,264) (4,644) NET CASH PROVIDED BY FINANCING ACTIVITIES 42,679 29,859 INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS 38,544 (120) CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 21 224 CASH AND CASH EQUIVALENTS AT END OF PERIOD 38,565$ 104 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $4,394 and $5,184 for 2021 and 2020, respectively 15,760$ 16,161 Cash paid for operating lease liabilities 751 719 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 348$ 495 Six Months Ended June 30,

Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2021 2020 % Change 2021 2020 % Change Same Property Portfolio (1) Square feet as of period end 41,305 41,305 41,305 41,305 Average occupancy 97.3% 96.8% 0.5% 97.4% 96.8% 0.6% Occupancy as of period end 97.4% 97.1% 0.3% 97.4% 97.1% 0.3% Same Property Portfolio Analysis (Cash Basis) (1) Income from real estate operations 89,562$ 84,795 5.6% 178,916$ 169,764 5.4% Less cash received for lease terminations (18) (25) (691) (481) Income excluding lease termination income 89,544 84,770 5.6% 178,225 169,283 5.3% Expenses from real estate operations (25,525) (24,169) 5.6% (51,138) (49,110) 4.1% PNOI excluding income from lease terminations 64,019$ 60,601 5.6% 127,087$ 120,173 5.8% Same Property Portfolio Analysis (Straight-Line Basis) (1) Income from real estate operations 90,276$ 85,305 5.8% 180,512$ 170,955 5.6% Less cash received for lease terminations (18) (25) (691) (481) Add straight-line rent write-offs for lease terminations - - 97 12 Income excluding lease termination income 90,258 85,280 5.8% 179,918 170,486 5.5% Expenses from real estate operations (25,525) (24,169) 5.6% (51,138) (49,110) 4.1% PNOI excluding income from lease terminations 64,733$ 61,111 5.9% 128,780$ 121,376 6.1% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/20 through 6/30/21. June 30, June 30, Three Months Ended Six Months Ended

Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2021 2020 2021 2020 SELECTED INCOME STATEMENT INFORMATION Straight-line rent income adjustment 2,102$ 1,540 3,969 2,830 Recoveries (reserves) for uncollectible straight-line rent 62 (528) 262 (895) Net straight-line rent adjustment 2,164 1,012 4,231 1,935 Cash received for lease terminations 18 25 691 481 Less straight-line rent write-offs - - (97) (12) Net lease termination fee income 18 25 594 469 (Reserves) for uncollectible cash rent (50) (197) (172) (325) Stock-based compensation expense (2,414) (2,195) (4,011) (3,421) Debt issuance costs amortization (301) (355) (642) (691) Indirect leasing costs (134) (166) (464) (274) Gain on casualties and involuntary conversion (1) - 161 - 161 Acquired leases - market rent adjustment amortization 245 372 474 746 2021 2020 2021 2020 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 40,068 39,007 39,871 38,945 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 40,068 39,007 39,871 38,945 Potential common shares: Unvested restricted stock 97 70 94 74 DILUTED SHARES FOR EPS AND FFO 40,165 39,077 39,965 39,019 (1) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. June 30, Three Months Ended Three Months Ended June 30, Six Months Ended June 30, Six Months Ended June 30, (Items below represent increases or (decreases) in FFO)

Page 10 of 24 Financial Statistics ($ in thousands, except per share data) (Unaudited) Quarter Ended 6/30/2021 2020 2019 2018 2017 ASSETS/MARKET CAPITALIZATION Assets 2,855,622$ 2,720,803 2,546,078 2,131,705 1,953,221 Equity Market Capitalization 6,643,152 5,477,783 5,164,306 3,348,269 3,071,927 Total Market Capitalization (Debt and Equity) (1) 7,964,314 6,791,879 6,350,438 4,458,037 4,183,620 Shares Outstanding - Common 40,396,180 39,676,828 38,925,953 36,501,356 34,758,167 Price per share 164.45$ 138.06 132.67 91.73 88.38 FFO CHANGE FFO per diluted share (2) 1.47$ 5.38 4.98 4.66 4.25 Change compared to same period prior year 10.5% 8.0% 6.9% 9.6% 6.3% COMMON DIVIDEND PAYOUT RATIO Dividend distribution 0.79$ 3.08 2.94 2.72 2.52 FFO per diluted share (2) 1.47 5.38 4.98 4.66 4.25 Dividend payout ratio 54% 57% 59% 58% 59% COMMON DIVIDEND YIELD Dividend distribution 0.79$ 3.08 2.94 2.72 2.52 Price per share 164.45 138.06 132.67 91.73 88.38 Dividend yield 1.92% 2.23% 2.22% 2.97% 2.85% FFO MULTIPLE FFO per diluted share (2) 1.47$ 5.38 4.98 4.66 4.25 Price per share 164.45 138.06 132.67 91.73 88.38 Multiple 27.97 25.66 26.64 19.68 20.80 INTEREST & FIXED CHARGE COVERAGE RATIO EBITDAre 67,142$ 245,669 221,517 200,788 180,214 Interest expense 8,181 33,927 34,463 35,106 34,775 Interest and fixed charge coverage ratio 8.21 7.24 6.43 5.72 5.18 DEBT-TO-EBITDAre RATIO Debt 1,316,129$ 1,310,895 1,182,602 1,105,787 1,108,282 EBITDAre 67,142 245,669 221,517 200,788 180,214 Debt-to-EBITDAre ratio 4.90 5.34 5.34 5.51 6.15 Adjusted debt-to-pro forma EBITDAre ratio 4.19 4.43 3.92 4.73 5.45 DEBT-TO-TOTAL MARKET CAPITALIZATION (1) 16.6% 19.3% 18.7% 24.9% 26.6% ISSUER RATINGS (3) Issuer Rating Outlook Moody's Investors Service Baa2 Stable (1) Before deducting unamortized debt issuance costs. (3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Years Ended (2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

Page 11 of 24 Development and Value-Add Properties Summary ($ in thousands) (Unaudited) Anticipated 2nd Qtr Cumulative Projected Conversion % Leased Square Feet (SF) 2021 at 6/30/21 Total Costs Date (1) 7/26/21 Lease-up Cherokee 75 Business Center 2 (2) Atlanta, GA 105,000 8,972$ 8,972 11,000 07/21 100% Northwest Crossing 1-3 Houston, TX 278,000 493 23,496 25,900 09/21 53% Ridgeview 1 & 2 San Antonio, TX 226,000 830 18,473 21,000 10/21 90% LakePort 1-3 Dallas, TX 194,000 810 20,822 25,300 12/21 90% Access Point 1 (2) Greenville, SC 156,000 1,246 11,952 12,600 01/22 70% Access Point 2 (2) Greenville, SC 159,000 10,803 10,803 12,400 05/22 29% Total Lease-up 1,118,000 23,154 94,518 108,200 70% Wgt Avg % Lease-Up: Projected Stabilized Yield (3) 7.0% Under Construction Gilbert Crossroads C & D Phoenix, AZ 178,000 5,446 16,436 21,900 12/21 100% Speed Distribution Center San Diego, CA 519,000 32,218 32,218 88,600 01/22 100% Grand Oaks 75 3 Tampa. FL 136,000 3,909 8,823 12,000 07/22 50% Steele Creek X Charlotte, NC 162,000 1,587 10,190 12,600 07/22 35% Horizon West 2 & 3 Orlando, FL 210,000 4,407 14,322 18,200 09/22 0% CreekView 9 & 10 Dallas, TX 145,000 5,486 5,486 17,200 12/22 0% Tri-County Crossing 5 San Antonio, TX 105,000 1,603 1,603 10,300 01/23 0% Basswood 1 & 2 Fort Worth, TX 237,000 1,093 8,416 22,100 02/23 0% SunCoast 12 Fort Myers, FL 79,000 1,210 1,210 8,000 02/23 0% Tri-County Crossing 6 San Antonio, TX 124,000 1,749 1,749 9,900 05/23 0% Total Under Construction 1,895,000 58,708 100,453 220,800 43% Wgt Avg % Under Construction: Projected Stabilized Yield (3) 7.2% 53% Wgt Avg % Development: Projected Stabilized Yield (3) 7.1% Value-Add: Projected Stabilized Yield (3) 6.9% Prospective Development Acres Projected SF San Diego, CA (4) 0 - (19,541) - Fort Myers, FL (4) 42 543,000 (441) 7,564 Miami, FL 34 376,000 248 20,793 Orlando, FL 107 1,278,000 1,427 24,432 Tampa, FL 17 213,000 554 4,138 Atlanta, GA 26 155,000 398 1,803 Jackson, MS 3 28,000 - 706 Charlotte, NC 30 313,000 68 4,438 Dallas, TX (4) 51 556,000 (3,554) 19,853 El Paso, TX 13 168,000 66 2,885 Fort Worth, TX 50 652,000 132 14,938 Houston, TX 84 1,223,000 300 21,356 San Antonio, TX (4) 12 143,000 (2,797) 2,128 Total Prospective Development 469 5,648,000 (23,140) 125,034 Total Development and Value-Add Properties 469 8,661,000 58,722$ 320,005 (1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition. (2) These value-add projects were acquired by EastGroup. (3) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs. (4) Negative amounts represent land inventory costs transferred to Under Construction. Costs Incurred

Page 12 of 24 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) 2nd Qtr Cumulative Conversion % Leased Square Feet (SF) 2021 at 6/30/21 Date 7/26/21 1st Quarter Gilbert Crossroads A & B Phoenix, AZ 140,000 (13)$ 16,969 01/21 100% CreekView 7 & 8 Dallas, TX 137,000 34 17,691 03/21 100% Hurricane Shoals 3 Atlanta, GA 101,000 572 10,342 03/21 100% Northpoint 200 (1) Atlanta, GA 79,000 20 6,881 03/21 100% Rancho Distribution Center (1) Los Angeles, CA 162,000 8 27,375 03/21 100% 619,000 621 79,258 2nd Quarter World Houston 44 Houston, TX 134,000 650 9,018 05/21 100% Gateway 4 Miami, FL 197,000 890 23,366 06/21 100% Interstate Commons 2 (1) Phoenix, AZ 142,000 27 12,299 06/21 100% Settlers Crossing 3 & 4 Austin, TX 173,000 850 19,982 06/21 100% SunCoast 7 Fort Myers, FL 77,000 165 7,659 06/21 100% Tri-County Crossing 3 & 4 San Antonio, TX 203,000 495 15,715 06/21 100% 926,000 3,077 88,039 Total Transferred to Real Estate Properties 1,545,000 3,698$ 167,297 Projected Stabilized Yield (2) 7.0% 100% Wgt Avg % (1) These value-add projects were acquired by EastGroup. (2) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs. Costs Incurred

Page 13 of 24 Acquisitions and Dispositions Through June 30, 2021 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 01/15/21 Access Point 1 Greenville, SC 156,000 SF 10,501$ (2) 01/21/21 Northpoint 200 Atlanta, GA 79,000 SF 6,516 (3) 2nd Quarter 05/19/21 Access Point 2 Greenville, SC 159,000 SF 10,743 (2) 06/03/21 Blairs Bridge Phase 2 Land Atlanta, GA 15.1 Acres 289 06/10/21 Southpark Distribution Center 2 Phoenix, AZ 79,000 SF 9,177 06/17/21 Cherokee 75 Business Center 2 Atlanta, GA 105,000 SF 8,837 (2) 578,000 SF Total Acquisitions 15.1 Acres 46,063$ Date Property Name Location Size Gross Sales Price 1st Quarter None 2nd Quarter None (3) Value-add property acquisition at date of purchase. During the first quarter, the property became 100% occupied and therefore, transferred to Real estate properties . DISPOSITIONS ACQUISITIONS (2) Value-add property acquisition; included in Development and value-add properties on the Consolidated Balance Sheets. (1) Represents acquisition price plus closing costs. Realized Gain

Page 14 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2021 2020 2021 2020 Upgrade on Acquisitions 109$ 141 154 165 Tenant Improvements: New Tenants 2,525 2,712 5,167 5,756 Renewal Tenants 1,507 676 2,184 2,005 Other: Building Improvements 1,621 772 3,404 1,990 Roofs 3,047 2,645 6,062 3,582 Parking Lots 169 313 431 349 Other 532 6 693 353 TOTAL REAL ESTATE IMPROVEMENTS (2) 9,510$ 7,265 18,095 14,200 CAPITALIZED LEASING COSTS (Principally Commissions) (1)(3) Development and Value-Add 4,731$ 754 7,559 2,517 New Tenants 2,808 1,194 7,155 2,221 Renewal Tenants 1,586 809 3,540 3,742 TOTAL CAPITALIZED LEASING COSTS 9,125$ 2,757 18,254 8,480 (1) Included in Other Assets on the Consolidated Balance Sheets. (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2021 2020 Total Real Estate Improvements 18,095$ 14,200 Change in Real Estate Property Payables 735 178 Change in Construction in Progress (736) 3,789 18,094$ 18,167 (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2021 2020 Total Capitalized Leasing Costs 18,254$ 8,480 Change in Leasing Commissions Payables (1,441) (405) 16,813$ 8,075 June 30, Real Estate Improvements on the Consolidated Statements of Cash Flows June 30, Six Months EndedThree Months Ended June 30, Six Months Ended Six Months Ended June 30, Leasing Commissions on the Consolidated Statements of Cash Flows

Page 15 of 24 Leasing Statistics and Occupancy Summary (Unaudited) Three Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total June 30, 2021 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement (1) Commission (1) Leasing Cost (1) (In Thousands) (In Years) New Leases (2) 45 958 5.8 42.8% 22.9% 2.93$ 3.03$ 5.96$ Renewal Leases 64 1,421 4.0 23.3% 11.5% 0.84 1.45 2.29 Total/Weighted Average 109 2,379 4.7 31.2% 16.2% 1.69$ 2.09$ 3.78$ Per Year 0.36$ 0.45$ 0.81$ Weighted Average Retention (3) 63.8% Six Months Ended Number of Square Feet Weighted Rental Change Rental Change PSF Tenant PSF Leasing PSF Total June 30, 2021 Leases Signed Signed Average Term Straight-Line Basis Cash Basis Improvement (1) Commission (1) Leasing Cost (1) (In Thousands) (In Years) New Leases (2) 92 2,246 6.1 36.7% 22.9% 3.90$ 3.36$ 7.26$ Renewal Leases 114 2,764 4.1 21.4% 10.5% 0.95 1.43 2.38 Total/Weighted Average 206 5,010 5.0 28.3% 16.1% 2.27$ 2.30$ 4.57$ Per Year 0.45$ 0.46$ 0.91$ Weighted Average Retention (3) 61.5% 06/30/21 03/31/21 12/31/20 09/30/20 06/30/20 Percentage Leased 98.3% 98.3% 98.0% 97.8% 97.5% Percentage Occupied 96.8% 97.2% 97.3% 96.4% 97.0% (1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts. (2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. (3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 16 of 24 Core Market Operating Statistics June 30, 2021 (Unaudited) Total Square Feet % Annualized % % Straight-Line Cash Straight-Line Cash Straight-Line Cash Straight-Line Cash of Properties of Total Base Rent (1) Leased Occupied 2021 (2) 2022 Basis Basis (4) Basis Basis (4) Basis Basis (4) Basis Basis (4) Florida Tampa 4,496,000 9.9% 9.3% 98.5% 98.5% 368,000 713,000 7.8% 7.8% 7.4% 7.0% 22.7% 10.9% 25.1% 13.9% Orlando 3,685,000 8.1% 8.5% 97.9% 96.9% 134,000 725,000 -0.6% 0.3% 0.6% 1.0% 20.7% 9.1% 21.5% 11.3% Jacksonville 2,273,000 5.0% 4.1% 99.8% 99.7% 183,000 528,000 11.1% 11.4% 10.0% 9.5% 22.2% 12.2% 21.2% 11.5% Miami/Fort Lauderdale 1,656,000 3.6% 4.0% 98.2% 87.5% 40,000 105,000 3.0% 4.5% 1.3% 3.0% 22.0% 12.0% 23.0% 13.1% Fort Myers 626,000 1.4% 1.5% 100.0% 100.0% - 74,000 1.8% 3.1% 1.7% 5.4% N/A N/A 18.2% 6.3% 12,736,000 28.0% 27.4% 98.6% 96.9% 725,000 2,145,000 4.7% 5.3% 4.6% 4.8% 22.1% 11.1% 22.8% 12.4% Texas Houston 5,930,000 13.0% 12.3% 96.5% 94.1% 295,000 1,040,000 -3.9% -1.3% -1.1% 2.3% 10.1% -4.2% -4.9% -12.3% Dallas 3,912,000 8.6% 7.9% 99.9% 99.1% 155,000 725,000 7.5% 7.0% 5.8% 4.9% 23.0% 22.8% 15.4% 6.9% San Antonio 3,867,000 8.5% 8.7% 95.3% 93.9% 171,000 497,000 6.6% 3.8% 3.7% 2.4% 15.4% 6.2% 12.1% 4.0% El Paso 957,000 2.1% 1.6% 100.0% 100.0% 22,000 118,000 9.8% 7.6% 10.0% 8.6% 20.6% 9.9% 21.9% 11.2% Austin 1,126,000 2.5% 3.2% 100.0% 97.7% 59,000 145,000 10.0% 11.2% 12.7% 16.2% 53.5% 44.8% 53.5% 44.8% Fort Worth 794,000 1.7% 1.5% 100.0% 87.2% - 41,000 8.5% 10.9% 10.0% 7.4% N/A N/A N/A N/A 16,586,000 36.4% 35.2% 97.6% 95.5% 702,000 2,566,000 3.0% 3.3% 3.4% 4.3% 22.6% 12.8% 10.7% 2.3% California Los Angeles (5) 2,484,000 5.5% 7.4% 100.0% 99.1% 77,000 539,000 21.6% 8.5% 28.7% 11.5% 64.9% 33.7% 58.9% 38.8% San Francisco 1,045,000 2.3% 3.4% 100.0% 100.0% - 202,000 27.2% 39.0% 31.7% 32.6% 19.3% 10.7% 19.3% 10.7% San Diego 867,000 1.9% 2.1% 100.0% 98.6% 53,000 22,000 0.0% -6.4% -6.2% -4.0% 47.8% 38.4% 52.2% 39.0% Fresno 398,000 0.9% 0.6% 99.0% 94.0% 87,000 78,000 -3.0% -1.6% -2.5% 1.4% 30.3% 14.6% 21.8% 9.8% 4,794,000 10.6% 13.5% 99.9% 98.8% 217,000 841,000 17.0% 11.7% 19.9% 12.4% 53.4% 28.5% 53.0% 35.6% Arizona Phoenix 2,862,000 6.3% 6.3% 97.8% 96.6% 206,000 520,000 13.1% 11.1% 14.5% 14.9% 9.6% -0.2% 15.2% 4.3% Tucson 848,000 1.9% 1.8% 100.0% 100.0% 5,000 21,000 2.7% 3.4% -0.7% -6.5% 0.0% 0.0% 1.1% -3.8% 3,710,000 8.2% 8.1% 98.3% 97.4% 211,000 541,000 10.2% 9.1% 10.2% 9.1% 9.2% -0.2% 12.6% 2.8% Other Core Charlotte 3,407,000 7.5% 6.5% 98.4% 97.9% 157,000 884,000 -1.1% 2.8% -1.0% 1.2% 20.7% 5.3% 19.3% 6.9% Atlanta 1,156,000 2.5% 2.3% 100.0% 100.0% 21,000 91,000 31.5% 14.7% 13.4% 4.4% 19.6% 7.0% 14.9% 5.4% Denver 886,000 1.9% 2.4% 91.2% 91.2% 62,000 211,000 -1.2% 5.3% -0.7% 5.9% N/A N/A 54.0% 28.9% Las Vegas 754,000 1.7% 1.9% 100.0% 100.0% 146,000 115,000 -0.6% 0.5% -1.2% 0.8% 30.1% 18.0% 24.5% 14.5% 6,203,000 13.6% 13.1% 97.9% 97.6% 386,000 1,301,000 2.9% 4.6% 1.0% 2.5% 23.6% 9.5% 22.6% 10.2% Total Core Markets 44,029,000 96.8% 97.3% 98.2% 96.7% 2,241,000 7,394,000 5.9% 5.6% 6.1% 5.7% 31.4% 16.3% 28.8% 16.6% Total Other Markets 1,448,000 3.2% 2.7% 99.4% 99.4% 50,000 177,000 5.8% 5.7% 6.1% 9.0% 18.0% 10.8% 16.2% 3.6% Total Operating Properties 45,477,000 100.0% 100.0% 98.3% 96.8% 2,291,000 7,571,000 5.9% 5.6% 6.1% 5.8% 31.2% 16.2% 28.3% 16.1% (1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent). (2) Square Feet expiring during the remainder of the year, including month-to-month leases. (3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. (4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles. (5) Includes the Company's share of its less-than-wholly-owned real estate investments. in Square Feet QTR YTD QTR YTDLease Expirations Rental Change (excluding income from lease terminations) New and Renewal Leases (3) Same Property PNOI Change

Page 17 of 24 Lease Expiration Summary Total Square Feet of Operating Properties Based On Leases Signed Through June 30, 2021 ($ in thousands) (Unaudited) Annualized Current % of Total Base Rent of Base Rent of Square Footage of % of Leases Expiring Leases Expiring LEASE EXPIRATION Leases Expiring Total SF (without S/L Rent) (without S/L Rent) Vacancy 784,000 1.7% -$ 0.0% 2021 - remainder of year (1) 2,291,000 5.1% 16,852 5.8% 2022 7,571,000 16.7% 48,817 16.9% 2023 6,795,000 15.0% 43,766 15.2% 2024 7,750,000 17.0% 49,981 17.3% 2025 5,965,000 13.1% 40,909 14.2% 2026 6,201,000 13.6% 37,331 12.9% 2027 2,693,000 5.9% 18,930 6.6% 2028 2,084,000 4.6% 13,088 4.5% 2029 1,063,000 2.3% 7,008 2.4% 2030 and beyond 2,280,000 5.0% 11,960 4.2% TOTAL 45,477,000 100.0% 288,642$ 100.0% (1) Includes month-to-month leases.

Page 18 of 24 Top 10 Customers by Annualized Base Rent As of June 30, 2021 (Unaudited) % of Total # of % of Total Annualized Customer Leases Location Portfolio Base Rent (1) 1 Starship Logistics LLC 1 Los Angeles, CA 262,000 0.6% 1.1% 2 The Chamberlain Group 2 Tucson, AZ 350,000 1 Charlotte, NC 11,000 0.8% 0.9% 3 Amazon 1 San Diego, CA 191,000 1 San Antonio, TX 57,000 1 Tucson, AZ 10,000 0.6% 0.8% 4 FedEx Corp. 1 Dallas, TX 157,000 1 Fort Myers, FL 63,000 1 Fort Lauderdale, FL 50,000 1 San Diego, CA 22,000 1 Jackson, MS 6,000 0.7% 0.8% 5 Novolex Holdings LLC (2) 1 Los Angeles, CA 286,000 0.6% 0.8% 6 Essendant Co. 1 Orlando, FL 404,000 0.9% 0.8% 7 Mattress Firm 1 Houston, TX 202,000 1 Tampa, FL 109,000 1 Jacksonville, FL 49,000 1 Fort Myers, FL 25,000 0.8% 0.8% 8 Oceaneering International, Inc. 3 Orlando, FL 259,000 0.6% 0.7% 9 Pacific Asiana LLC 1 Los Angeles, CA 183,000 0.4% 0.6% 10 Agility 2 Houston, TX 246,000 0.5% 0.6% 24 2,942,000 6.5% 7.9% (1) Calculation: Customer Annualized Base Rent as of 06/30/21 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent). (2) Formerly WNA Comet West, Inc. Leased Total SF

Page 19 of 24 Debt and Equity Market Capitalization June 30, 2021 ($ in thousands, except per share data) (Unaudited) Remainder of 2021 2022 2023 2024 2025 2026 and Beyond Total Average Years to Maturity Unsecured debt (fixed rate) (1) 40,000$ 75,000 115,000 120,000 145,000 790,000 1,285,000 5.9 Weighted average interest rate 2.34% 3.03% 2.96% 3.47% 3.12% 3.08% 3.08% Secured debt (fixed rate) Balloon payments - 32,655 - - - 1,549 34,204 Amortization 1,350 115 119 122 128 124 1,958 1,350 32,770 119 122 128 1,673 36,162 0.8 Weighted average interest rate 4.08% 4.09% 3.85% 3.85% 3.85% 3.85% 4.08% Total unsecured debt and secured debt 41,350$ 107,770 115,119 120,122 145,128 791,673 1,321,162 5.8 Weighted average interest rate 2.39% 3.35% 2.96% 3.47% 3.12% 3.08% 3.11% Unsecured debt and secured debt (fixed rate) 1,321,162$ Unsecured bank credit facilities (variable rate) $50MM Line - 0.876% - matures 7/30/2025 - $425MM Line - 0.876% - matures 7/30/2025 - Total carrying amount of debt 1,321,162$ Total unamortized debt issuance costs (5,033) Total debt, net of unamortized debt issuance costs 1,316,129$ Equity market capitalization Shares outstanding - common 40,396,180 Price per share at quarter end 164.45$ Total equity market capitalization 6,643,152$ Total market capitalization (debt and equity) (2) 7,964,314$ Total debt / total market capitalization (2) 16.6% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps (2) Before deducting unamortized debt issuance costs

Page 20 of 24 Continuous Common Equity Program Through June 30, 2021 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 317,538 141.72$ 45,000$ (515)$ 44,485$ 2nd Quarter 370,177 162.08 60,000 (682) 59,318 TOTAL 2021 687,715 152.68$ 105,000$ (1,197)$ 103,803$ (1) As of July 27, 2021, the Company had common shares with an aggregate gross sales price of $551.1 million authorized and remaining for issuance under its continuous common equity program.

Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, June 30, 2021 2020 2019 2018 2017 EBITDAre 67,142$ 245,669$ 221,517 200,788 180,214 Debt 1,316,129 1,310,895 1,182,602 1,105,787 1,108,282 DEBT-TO-EBITDAre RATIO 4.90 5.34 5.34 5.51 6.15 EBITDAre 67,142$ 245,669$ 221,517 200,788 180,214 Adjust for acquisitions as if owned for entire period 120 1,906 5,590 1,909 859 Adjust for development and value-add properties in lease-up or under construction (355) (1,327) (2,072) (304) (679) Adjust for properties sold during the period - (1,081) (3,812) (474) (1,031) Pro Forma EBITDAre 66,907$ 245,167$ 221,223 201,919 179,363 Debt 1,316,129$ 1,310,895$ 1,182,602 1,105,787 1,108,282 Subtract development and value-add properties in lease-up or under construction (194,971) (225,964) (315,794) (149,860) (130,505) Adjusted Debt 1,121,158$ 1,084,931$ 866,808 955,927 977,777 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 4.19 4.43 3.92 4.73 5.45

Page 22 of 24 Outlook for 2021 (Unaudited) Q3 2021 Y/E 2021 Q3 2021 Y/E 2021 Net income attributable to common stockholders 26,366$ 106,827 27,986 110,857 Depreciation and amortization 32,611 128,239 32,611 128,239 Funds from operations attributable to common stockholders 58,977$ 235,066 60,597 239,096 Diluted shares 40,521 40,308 40,521 40,308 Per share data (diluted): Net income attributable to common stockholders 0.65$ 2.65 0.69 2.75 Funds from operations attributable to common stockholders 1.46 5.83 1.50 5.93 The following assumptions were used for the mid-point: Metrics FFO per share $5.83 - $5.93 $5.74 - $5.84 $5.38 FFO per share increase over prior year 9.3% 7.6% 8.0% Same PNOI growth: cash basis (1) 4.7% - 5.7%(2) 3.9% - 4.9%(2) 3.2% Average month-end occupancy 96.3% - 97.3% 96.1% - 97.1% 96.7% Lease termination fee income $850,000 $800,000 $709,000 Reserves for uncollectible rent (No identified bad debts for remainder of year) $950,000 $1.1 million $2.8 million Development starts: Square feet 2.4 million 2.1 million 851,000 Projected total investment $275 million $210 million $91 million Value-add property acquisitions (Projected total investment) $35 million $35 million $29 million Operating property acquisitions $10 million $10 million $49 million Operating property dispositions (Potential gains on dispositions are not included in the projections) $60 million $60 million $21 million Unsecured debt closing in period $250 million at 2.58% weighted average interest rate $250 million at 2.58% weighted average interest rate $275 million at 2.56% weighted average interest rate Common stock issuances $185 million $140 million $94 million General and administrative expense $17.1 million $17.8 million $14.4 million Low Range High Range (In thousands, except per share data) Revised Guidance for Year 2021 Release Guidance for Year 2021 Actual for Year 2020 (2) Includes properties which have been in the operating portfolio since 1/1/20 and are projected to be in the operating portfolio through 12/31/21; includes 40,832,000 square feet. (1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2020 through June 30, 2021. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.